T. Rowe Price International Disciplined Equity Fund

Supplement to Prospectus dated March 1, 2024

On or around September 13, 2024, the T. Rowe Price Institutional International Disciplined Equity Fund (“Institutional Fund”) is expected to reorganize into the T. Rowe Price International Disciplined Equity Fund (“Fund”). In order to ensure that Institutional Fund shareholders will not pay more than payable under the Institutional Fund’s current management fee structure, T. Rowe Price has agreed to indefinitely limiting the management fee rate of the Fund to the current management fee rate of the Institutional Fund (0.65% of the average daily net assets of the Fund).

Accordingly, effective September 1, 2024, the disclosure appearing under “The Management Fee” on page 10 is supplemented with the following:

T. Rowe Price has contractually agreed to permanently waive any portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.65% of the fund’s average daily net assets. This agreement can only be modified or terminated with approval by the fund’s shareholders. Any fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

The date of this supplement is May 9, 2024.

F106-041 5/9/24